ABERDEEN FUNDS

Aberdeen Emerging Markets Debt Local Currency Fund

(the “Fund”)

Supplement dated June 16, 2016 to the Prospectus and Statement of Additional Information, each dated February 29, 2016, as amended March 9, 2016 and supplemented to date

The following supplements the information in the Prospectus and Statement of Additional Information of the Aberdeen Emerging Markets Debt Local Currency Fund (the “Fund”), a series of Aberdeen Funds (the “Trust”).  This information is important and relates to a transaction affecting the Fund.  You should read it carefully.

On June 15, 2016, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization relating to the reorganization (the “Reorganization”) of the Fund into the Aberdeen Emerging Markets Debt Fund (the “Acquiring Fund”), a series of the Trust.  The Reorganization does not require approval by shareholders of the Fund. The Reorganization is anticipated to occur prior to market opening on August 15, 2016 (the “Closing Date”).

The Fund’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), proposed the Reorganization, in part, because it determined that the Fund is not viable in the long term due, in part, to the Fund’s small asset size.  AAMI also serves as investment adviser to the Acquiring Fund.

A notice describing the proposed Reorganization in more detail will be mailed to shareholders of the Fund prior to the anticipated Closing Date.  In the Reorganization, each shareholder of the Fund will become a shareholder of the Acquiring Fund and will receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund.  A Fund shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

In connection with the pending Reorganization, effective after market close on July 15, 2016, shares of the Fund will no longer be available for purchase by new investors.

The pending reorganization of the Fund may be terminated and/or abandoned at any time before the Closing Date by action of the Board of Trustees of the Trust.

Please retain this Supplement for future reference.